SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

LONG BEACH SECURITIES CORP.
(as depositor under the Pooling and Servicing Agreement,
dated as of July 1, 2003, providing for the issuance of
Asset-Backed Certificates, Series 2003-4)
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-90550	33-0917586

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 Town & County Road Suite 1600 Orange, California	92868

(Address of Principal Executive Office)	(Zip Code)

 Registrant's telephone number, including area code:  (714) 541-5378

Item 5.                                        Other Events

Description of the Certificates and the Mortgage Pool

            As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated July 30, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2003‑4, Asset-Backed Certificates, Series 2003‑4 (the "2003‑4 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer") and Deutsche Bank National Trust Company as trustee.  The Registrant, Master Servicer, Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated (together, Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated are the "Co-Lead Underwriters"), Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of June 27, 2003 for the purchase of the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4A Certificates, Class M-4F Certificates, Class M-5A Certificates, Class M-5F Certificates and Class M-6 Certificates (the "Underwritten Certificates").  The 2003‑4 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

            The Co-Lead Underwriters have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of UnderwrittenCertificates, and the hypothetical characteristics and hypothetical performance of certain classes of UnderwrittenCertificates under certain assumptions and scenarios.

            The Computational Materials have been provided by the Co-Lead Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

            The Computational Materials were prepared by the Co-Lead Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.                 Financial Statements and Exhibits.

                        (a)            Not applicable

                        (b)            Not applicable

                        (c)            Exhibits

Exhibit No.	Description
99.1

Computations Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2003-4

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 8, 2003

LONG BEACH SECURITIES CORP.

By:	/s/ Jeffery A Sorensen

Name: Jeffery A Sorensen
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

99.1

Computations Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2003-4

P

5